Exhibit n(2)

SCHEDULE I, DATED JULY 19, 2001, TO MULTIPLE CLASS OF SHARES PLAN FOR

FIDELITY ADVISOR FUNDS, DATED JULY 19, 2001

FIDELITY ADVISOR SERIES I

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Asset Allocation Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Balanced Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Dividend Growth Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Dynamic Capital Appreciation Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Equity Growth Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Equity Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Equity Value Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Fifty Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Growth & Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Growth Opportunities Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Large Cap Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Leveraged Company Stock Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Mid Cap Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Small Cap Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
TechnoQuant Growth Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Value Strategies Fund: Initial Class Class A* Class T* Class B Class C Institutional Class	none front-end front-end contingent deferred contingent deferred none	none 0.00 0.25 0.75 0.75 none	none 0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES II

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Floating Rate High Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.55 0.55 none	0.15 0.25 0.15 0.25 none
Government Investment Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
High Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
High Yield Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Intermediate Bond Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Mortgage Securities Fund: Initial Class Class A* Class T* Class B Class C Institutional Class	none front-end front-end contingent deferred contingent deferred none	none 0.00 0.00 0.65 0.75 none	none 0.15 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Municipal Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none
Short-Fixed Income Fund: Class A* Class T* Class C Institutional Class	front-end front-end contingent deferred none	0.00 0.00 0.75 none	0.15 0.15 0.25 none
Strategic Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.15 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Biotechnology Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Consumer Industries Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Cyclical Industries Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Developing Communications Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Electronics Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Financial Services Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Health Care Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Natural Resources Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Technology Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Telecommunications & Utilities Growth Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY ADVISOR SERIES VIII

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Diversified International Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Emerging Asia Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Emerging Markets Income Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.00 0.65 0.75 none	0.25 0.25 0.25 0.25 none
Europe Capital Appreciation Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Global Equity Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
International Capital Appreciation Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Japan Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Korea Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Latin America Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none
Overseas Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

FIDELITY BEACON STREET TRUST

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Tax Managed Stock Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

FIDELITY SECURITIES FUND

FUND/CLASS	SALES CHARGE	DISTRIBUTION FEE (as a percentage of average net assets)	SHAREHOLDER SERVICE FEE (as a percentage of average net assets)
Aggressive Growth Fund: Class A* Class T* Class B Class C Institutional Class	front-end front-end contingent deferred contingent deferred none	0.00 0.25 0.75 0.75 none	0.25 0.25 0.25 0.25 none

______________________________________________________________

* A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.